DEPLOYMENT OF ELECTRIC VEHICLE CHARGING INFRASTRUCTURE

FORM OF AGREEMENT

THIS CONTRACT is made on 10 day of NOV 2021 BETWEEN the Urban Redevelopment Authority ("the Authority") of the one part and Primech A&P Pte Ltd, acting for and on behalf of Charge+ Pte Ltd, Sunseap Group Pte Ltd and Oyika Pte Ltd ("Service Provider") of the other part.

WHEREAS the Authority requires goods and services to be supplied and has accepted a tender by the Service Provider for the supply of the same.

NOW IT IS AGREED as follows:

1. In this Contract, words and expression shall have the same meanings as are respectively assigned to them in the Conditions of Contract hereinafter referred to.

2. The following documents shall be deemed to form and be read and construed as part of this Contract:

   a) Index Page;
   b) Letter of Invitation
   c) Instructions to Tenderers (including Appendices A and B)
   d) Conditions of Contract (including Appendices A to C);
   e) Specifications;
   f) Appendices and Schedules to Specifications;
   g) Service Provider's tender including Form of Tender (including Schedule 1 and Appendices A and B) and subsequent correspondence (if any) amplifying or amending the Service Provider's tender;
   h) this Form of Agreement;
   i) Authority's Letter of Acceptance.

3. In consideration of the payments to be made by the Service Provider to the Urban Redevelopment Authority ("the Authority") as hereinafter mentioned the Service Provider agrees to supply the goods and services mentioned in the Contract in conformity in all respects with the provisions of the Contract.

IN WITNESS WHEREOF the Parties hereto have by their respective duly authorised representatives have hereunto set their respective hands the day, the month and the year first above written.

Signed by:

Chiu Wen Tung
Group Director (Research & Development)

(Signature)

for and on behalf of the
Urban Redevelopment Authority

in the presence of :

(Signature of Witness)

Sin Lye Chong, Group Direction (Land Sales & Administration)

Signed by : Khazid Omar
Director

(Signature)

PRIMECH A & P PTE LTD UEN 198801704H

for and on behalf of
Primech A&P Pte Ltd

in the presence of :

(Signature of Witness)

Ann Chong
BD Manager
Primech A&P Pte Ltd

Signed by : Goh Chee Kiong
Chief Executive Officer

(Signature)

for and on behalf of
Charge+ Pte Ltd

in the presence of :

(Signature of Witness)

John Killick
Head, Operations and Technology
Charge+ Pte Ltd

Signed by : Frank Phuan
Chief Executive Officer

(Signature)

for and on behalf of
Sunseap Group Pte Ltd

in the presence of :

(Signature of Witness)

Lawrence Wu
President
Sunseap Group Pte Ltd

Signed by : Chia Yeow Kheng Roderick
Director and Chief Technology Officer

(Signature)

for and on behalf of
Oyika Pte Ltd

in the presence of :

(Signature of Witness)

Tai Ling Chun
Chief Operating Officer
Oyika Pte Ltd